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                                                                   EXHIBIT 20.1



                                                                   EXHIBIT C
          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.


                      FIRST UNION MASTER CREDIT CARD TRUST


    The information which is required to be prepared with respect to the Distribution Date of June 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

         1     The amount of the current monthly distribution in
               respect of Class A Monthly Principal                                                        0
                                                                                           -----------------

         2     The amount of the current monthly distribution in
               respect of Class B Monthly Principal                                                        0
                                                                                           -----------------

         3     The amount of the current monthly distribution in
               respect of Collateral Monthly Principal                                                     0
                                                                                           -----------------

         4     The amount of the current monthly distribution in
               RESPECT OF CLASS A MONTHLY INTEREST                                                 3,759,286
                                                                                           -----------------

         5     The amount of the current monthly distribution in
               respect of Class A Deficiency Amounts                                                       0
                                                                                           -----------------

         6     The amount of the current monthly distribution in
               respect of Class A Additional Interest                                                      0
                                                                                           -----------------

         7     The amount of the current monthly distribution in
               RESPECT OF CLASS B MONTHLY INTEREST                                                   314,855
                                                                                           -----------------

         8     The amount of the current monthly distribution in
               respect of Class B Deficiency Amounts                                                       0
                                                                                           -----------------


         9     The amount of the current monthly distribution in
               respect of Class B Additional Interest                                                      0
                                                                                           -----------------

         10    The amount of the current monthly distribution in
               RESPECT OF COLLATERAL MONTHLY INTEREST                                                521,307
                                                                                           -----------------

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
         11    The amount of the current monthly distribution in
               respect of any accrued and unpaid Collateral
               Monthly Interest                                                                            0
                                                                                           -----------------

B.       Information Regarding the Performance of the Trust

         1    Collection of Principal Receivables

              (a)     The aggregate amount of Principal Collections
                      processed during the preceding Monthly Period
                      which were allocated in respect of the
                      Class A Certificates                                                        89,219,471
                                                                                           -----------------

              (b)     The aggregate amount of Principal Collections
                      processed during the preceding Monthly Period
                      which were allocated in respect of the
                      Class B Certificates                                                         7,299,801
                                                                                           -----------------

              (c)     The aggregate amount of Principal Collections
                      processed during the preceding Monthly Period
                      which were allocated in respect of the
                      Collateral Interest                                                         11,625,571
                                                                                           -----------------

         2     Principal Receivables in the Trust

               (a)     The aggregate amount of Principal
                       Receivables in the Trust as of the end of the
                       day on the last day of the preceding Monthly
                       Period (ending Principal balance)                                       1,963,822,921
                                                                                           -----------------

               (b)     The amount of Principal Receivables in the
                       Trust represented by the Investor Interest of
                       Series 1996-1 as of the end of the day on the
                       last day of the preceding Monthly Period                                1,115,151,821
                                                                                           -----------------

               (c)     The amount of Principal Receivables in the
                       Trust represented by the Series 1996-1
                       Adjusted Investor Interest as of the end of the
                       day on the last day of the preceding Monthly
                       Period                                                                  1,115,151,821
                                                                                           -----------------

               (d)     The amount of Principal Receivables in the
                       Trust represented by the Class A Investor
                       Interest as of the end of the day on the last
                       day of the preceding Monthly Period                                       920,000,000
                                                                                           -----------------


               (e)     The amount of Principal Receivables in the
                       Trust represented by the Class A Adjusted
                       Investor Interest as of the end of day on the
                       last day of the preceding Monthly Period                                  920,000,000
                                                                                           -----------------

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
               (f)        The amount of Principal Receivables in the
                          Trust represented by the Class B Investor
                          Interest as of the end of the day on the last
                          day of the preceding Monthly Period                                      75,273,000
                                                                                            -----------------

               (g)        The amount of Principal Receivables in the
                          Trust represented by the Collateral Interest as
                          of the end of the day on the last day of the
                          preceding Monthly Period                                                119,878,821
                                                                                            -----------------

               (h)        The Floating Investor Percentage with respect
                          to the preceding Monthly Period                                              56.52%
                                                                                            -----------------

               (i)        The Class A Floating Allocation with respect
                          to the preceding Monthly Period                                              46.63%
                                                                                            -----------------

               (j)        The Class B Floating Allocation with respect
                          to the preceding Monthly Period                                               3.82%
                                                                                            -----------------

               (k)        The Collateral Floating Allocation with respect
                          to the preceding Monthly Period                                               6.08%
                                                                                            -----------------

               (l)        The Fixed Investor Percentage with respect to
                          the preceding Monthly Period                                              N/A
                                                                                            -----------------

               (m)        The Class A Fixed Allocation with respect to
                          the preceding Monthly Period                                              N/A
                                                                                            -----------------

               (n)        The Class B Fixed Allocation with respect to
                          the preceding Monthly Period                                              N/A
                                                                                            -----------------

               (o)        The Collateral Fixed Allocation with respect to                           N/A
                          the preceding Monthly Period
                                                                                            -----------------

3              Rebate Accounts
               ---------------
               The aggregate amount of                                           Aggregate     Percentage of
               Receivables arising in                                             Account       Total Trust
               Rebate Accounts with respect                                       Balance       Receivables
               to the preceding Monthly Account                                 ----------    --------------
               Receivables                                                       64,614,278.39          3.17%
                                                                                -----------------------------





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
4             Delinquent Balances

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:


                                                       Aggregate         Percentage of
                                                        Account              Total
                                                        Balance           Receivables
              (a)     35 - 64 days:. . . . . . . .     24,275,977.97          1.19%
                                                       ----------------------------
              (b)     65 - 94 days:. . . . . . . .     12,194,898.90          0.60%
                                                       ----------------------------
              (c)     95 - 124 days:. . . . . . . .     9,731,250.15          0.48%
                                                       ----------------------------
              (d)     125 - 154 days:. . . . . . .      8,188,826.12          0.40%
                                                       ----------------------------
              (e)     155 - or more days: . . .         6,565,577.64          0.32%
                                                       ----------------------------
                                 Total                 60,956,530.78          2.99%
                                                       ----------------------------

5             Credit Loss Amount (allocable to Series 1996-1)

              (a)     The Aggregate Credit Loss Amount for
                      the preceding Monthly Period                       4,694,736
                                                                      ------------
              (b)     The Class A Credit Loss Amount for
                      the preceding Monthly Period                       3,873,156
                                                                      ------------

              (c)     The Class B Credit Loss Amount for
                      the preceding Monthly Period                         316,896
                                                                      ------------

              (d)     The Collateral Credit Loss Amount for
                      the preceding Monthly Period                         504,684
                                                                      ------------

6             Investor Charge Offs

              (a)     The aggregate amount of Class A Investor
                      Charge Offs for the preceding Monthly Period               0
                                                                      ------------

              (b)     The aggregate amount of Class A Investor
                      Charge Offs set forth in 5(a) above per $1,000
                      of original certificate principal amount                   0
                                                                      ------------

              (c)     The aggregate amount of Class B Investor
                      Charge Offs for the preceding Monthly Period               0
                                                                      ------------

              (d)     The aggregate amount of Class B Investor
                      Charge Offs set forth in 5(c) above per $1,000
                      of original certificate principal amount                   0
                                                                      ------------

              (e)     The aggregate amount of Collateral
                      Charge Offs for the preceding Monthly Period               0
                                                                      ------------

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
              (f)     The aggregate amount of Collateral Charge Offs
                      set forth in 5(e) above per $1,000 of
                      original certificate principal amount                      0
                                                                         ---------

              (g)     The aggregate amount of Class A Investor
                      Charge Offs reimbursed on the Transfer Date
                      immediately preceding this Distribution Date               0
                                                                         ---------

              (h)     The aggregate amount of Class A Investor
                      Charge Offs set forth in 5(g) above per $1,000
                      original certificate principal amount reimbursed
                      on the Transfer Date immediately preceding
                      this Distribution Date                                     0
                                                                         ---------

              (i)     The aggregate amount of Class B Investor
                      Charge Offs reimbursed on the Transfer
                      Date immediately preceding this Distribution
                      Date                                                       0
                                                                         ---------

              (j)     The aggregate amount of Class B Investor
                      Charge Offs set forth in 5(i) above per $1,000
                      original certificate principal amount
                      reimbursed on the Transfer Date
                      immediately preceding this Distribution Date.              0
                                                                         ---------

              (k)     The aggregate amount of Collateral Charge
                      Offs reimbursed on the Transfer Date
                      immediately preceding this Distribution Date               0
                                                                         ---------

              (l)     The aggregate amount of Collateral Charge
                      Offs set forth in 5(k) above per $1,000
                      original certificate principal amount
                      reimbursed on the Transfer Date
                      immediately preceding this Distribution Date.              0
                                                                         ---------

7 Investor Servicing Fee -1.25% (allocable to Series 1996-1)

              (a)     The amount of the Class A Servicing Fee
                      payable by the Trust to the Servicer for the
                      preceding Monthly Period                             958,333
                                                                         ---------

              (b)     The amount of the Class B Servicing Fee
                      payable by the Trust to the Servicer for the
                      preceding Monthly Period                              78,409
                                                                         ---------

              (c)     The amount of the Collateral Servicing Fee
                      payable by the Trust to the Servicer for the
                      preceding Monthly Period                             124,874
                                                                         ---------

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
              (d)     The amount of Servicer Interchange (.75%)  payable
                      by the Trust to the Servicer for the preceding
                      Monthly Period                                           696,970
                                                                           -----------
   8          Reallocations

              (a)     The amount of Reallocated Collateral
                      Principal Collections with respect to this
                      Distribution Date                                              0
                                                                           -----------

              (b)     The amount of Reallocated Class B
                      Principal Collections with respect to this
                      Distribution Date                                              0
                                                                           -----------


              (c)     The Collateral Balance as of the close of
                      business on this Distribution Date                   119,878,821
                                                                           -----------

              (d)     The Class B Investor Balance as of the close of
                      business on this Distribution Date                    75,273,000
                                                                           -----------

   9 Finance Charge Collections (minus Servicer Interchange) allocable to Series 1996-1

              (a)     The aggregate amount of Collections of
                      Finance Charge Receivables processed
                      during the preceding Monthly Period which were
                      allocated in respect of the Class A Certificates      16,069,506
                                                                           -----------

              (b)     The aggregate amount of Collections of
                      Finance Charge Receivables processed
                      during the preceding Monthly Period which were
                      allocated in respect of the Class B Certificates       1,314,782
                                                                           -----------

              (c)     The aggregate amount of Collections of
                      Finance Charge Receivable processed
                      during the preceding Monthly Period which were
                      allocated in respect of the Collateral Interest.       2,093,906
                                                                           -----------

   10         Principal Funding Account

              (a)     The principal amount on deposit in the
                      Principal Funding Account on or before the
                      Transfer Date of the preceding Monthly Period                  0
                                                                           -----------

              (b)     The Accumulation Shortfall with respect to
                      the preceding Monthly Period                                   0
                                                                           -----------


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

                 (c)      The Principal Funding Investment Proceeds
                          deposited in the Finance Charge Account on
                          or before the Transfer Date of the preceding               0
                          Monthly Period                                     ---------


                 (d)      The amount of all or the portion of the
                          Reserve Draw Amount deposited in the
                          Finance Charge Account on or before the
                          Transfer date of the preceding Monthly Period              0
                          from the Reserve Account                           ---------

         11      Reserve Draw Amount

         12      Available Funds [Finance Charge Collections minus
                 Servicer Interchange]

                 (a)      The amount of Class A Available Funds on
                          deposit in the Finance Charge Account on
                          or before the Transfer Date of the preceding
                          Monthly Period                                    16,069,506
                                                                             ---------

                 (b)      The amount of Class B Available Funds on
                          deposit in the Finance charge Account on
                          or before the Transfer Date of the preceding
                          Monthly Period                                     1,314,782
                                                                             ---------


                 (c)      The amount of Collateral Available Funds on
                          deposit in the Finance Charge Account on
                          the preceding Transfer Date                        2,093,906
                                                                             ---------

         13      Portfolio Yield (yield  minus charge offs)

                 (a)      The Portfolio Yield for the preceding Monthly
                          Period                                                16.66%
                                                                             ---------

                 (b)      The Portfolio Adjusted Yield for the preceding
                          Monthly Period                                         9.21%
                                                                             ---------

C.       Floating Rate Determinations

         1       LIBOR for the Interest Period ending on this
                 Distribution Date                                            4.90250%
                                                                             ---------

         2       Number of days in this interest period                             29
                                                                             ---------

         3       Interest Factor                                              0.49451%
                                                                             ---------

D.       CUSIP Numbers
         1       Class A                                                     337365AA8
                                                                             ---------
         2       Class B                                                     337365AB6
                                                                             ---------

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                                     FIRST UNION DIRECT BANK, N.A.
                                     Servicer



                                     By: /s/ JAMES H. GILBRAITH, II
                                     -----------------------------------


                                     James H. Gilbraith, II
                                     Managing Director
                                     First Union Direct Bank, N.A.



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